UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 14, 2025

Premier, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36092	35-2477140
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of principal executive offices) (Zip Code)

(704) 357-0022

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

Accelerated Share Repurchase

On February 14, 2025, Premier, Inc. (the “Company”) entered into Issuer Forward Repurchase Transaction agreements (the “ASR Agreements”) with JPMorgan Chase Bank, National Association (“JPMorgan”) to repurchase an aggregate of $200 million of shares of the Company’s Class A common stock (the “Common Stock”). The accelerated share repurchase transactions under the ASR Agreements (the “ASR Transactions”) are being consummated under the Company’s $1.0 billion share repurchase authorization approved by the Company’s Board of Directors (the “Board”) in February 2024.

Under the terms of the ASR Agreements, the Company made aggregate payments of $200 million to JPMorgan, and will receive from JPMorgan (expected by February 19, 2025) initial deliveries in the aggregate of 9,003,940 shares of Common Stock, or $160 million worth, based on the closing price of the Common Stock on February 14, 2025. The final number of shares of Common Stock to be repurchased under the ASR Transactions will be determined on completion of the transactions and will generally be based on the volume-weighted average share price of the Common Stock during the term of each of the ASR Agreements constituting the ASR Transactions, less a discount and subject to adjustments pursuant to the terms and conditions of each of the ASR Agreements. The final settlements of the ASR Transactions are expected to be completed no later than the first quarter of the Company’s 2026 fiscal year. At settlement under each of the ASR Agreements, under certain circumstances, JPMorgan may be required to deliver additional shares of Common Stock to the Company, or, under certain circumstances, the Company may be required to make a cash payment or to deliver shares of its Common Stock to JPMorgan. The Company is funding the share repurchases under the ASR Transactions using borrowings under its existing credit facility.

The ASR Agreements contain terms and provisions governing the ASR Transactions which are customary for these types of transactions, and which include, but are not limited to, the mechanism used to determine the number of shares of Common Stock or the amount of cash that will be delivered at settlement, the required timing of delivery of the shares, the circumstances under which JPMorgan is permitted to make adjustments to valuation and calculation periods, various acknowledgements, representations and warranties made by the parties to one another, and the circumstances under which the ASR Agreements may be terminated early.

The foregoing description of the ASR Agreements and ASR Transactions is a summary and is qualified in its entirety by reference to the ASR Agreements, copies of which are filed hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On February 18, 2025, the Company issued a press release announcing that the Company has entered into the ASR Transactions described in Item 1.01 of this report under the share repurchase authorization approved by the Board in February 2024. A copy of the press release announcing the ASR Transactions is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

* * * *

Statements made in this report that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this report include, but are not limited to, those related to: the ability to complete the ASR Transactions, the number of shares of Common Stock purchased pursuant to those transactions, the expected completion date, and the potential benefits thereof; and the potential for additional share repurchases pursuant to the share repurchase authorization approved by the Board in February 2024, the Company’s ability to fund and conduct those share repurchases, and the potential benefits thereof (all of which could be affected by volatility or disruptions in the capital markets or other factors). Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements, the achievement of which cannot be guaranteed. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the Company’s beliefs and expectations regarding future events and trends affecting its business and are necessarily subject to risks and uncertainties, many of which are outside the Company’s control. More information on risks and uncertainties that could affect the Company’s business, achievements, performance, financial condition and financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the information in those sections of the Company’s Form 10-K for the year ended June 30, 2024, and subsequent Quarterly Reports on Form 10-Q, including most recently the Form 10-Q for the quarter ended December 31, 2024. the Company’s periodic and current filings with the SEC are made available on the Company’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events that occur after that date, or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Issuer Forward Repurchase Transaction agreement dated February 18, 2025 between Premier, Inc. and JPMorgan Chase Bank, National Association

10.2	Issuer Forward Repurchase Transaction agreement dated February 18, 2025 between Premier, Inc. and JPMorgan Chase Bank, National Association

99.1	Press release of Premier, Inc. dated February 18, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Michael J. Alkire
Name:	Michael J. Alkire
Title:	President and Chief Executive Officer

Date: February 19, 2025